THIRD AMENDMENT TO OFFICE LEASE AGREEMENT

THIS THIRD AMENDMENT TO OFFICE LEASE AGREEMENT (“Amendment”) is made as of this 31 day of August 2010, by and between LJ BALBOA, LP, a California limited partnership (“Landlord”), and DOT VN, INC., a Delaware corporation (“Tenant”).

RECITALS

A,           Landlord, as successor-in-interest to Wood Creek Associates LLC and Tenant are parties to an Office Lease Agreement dated June 2006 for certain real property commonly known as Suite 114 of the building located at 9449 Balboa Avenue, San Diego, California, the size being approximately 3,148 rentable square feet (the “Premises”); and subsequently amended the Office Lease Agreement on July 1, 2008 (the “First Amendment to Lease”); and further amended the Office Lease Agreement on July 31, 2009 (the “Second Amendment to Lease”).

B.           Landlord and Tenant desire to again amend the Office Lease Agreement to extend the Lease.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.           Effective Date.  The Effective Date of this Third Amendment shall be October 1, 2010 (“Effective Date.”).

2.           Term:  The Term of the Office Lease Agreement shall be extended for a period of thirteen (13) months, commencing on October 1, 2010.

3.           Base Rent.  The schedule of Base Rent, as set forth in Paragraph I.D, Page 1, of the Office Lease Agreement, is revised to reflect, in accordance with this Third Amendment, that as of the Effective Date, the Base Rent shall be as follows:

Period	Monthly Base Rent
10/01/10 – 10/31/10 (1 Month)	$0.00 (Abated)
11/01/10 – 10/31/11 (12 Months)	$6,296.00

4.           Base Year.  The Base Year for Taxes and Expenses as referenced in the Office Lease Agreement, Page 1, Paragraph I.F. and modified by the First Amendment to Office Lease, Paragraph 4, is now revised to be 2010.

5.           Improvements.  The Landlord agrees to re-balance the HVAC units as necessary within the Premises.  The Landlord agrees to commercially clean the accessible areas of the carpets.

6.           Broker(s).  Landlord and Tenant agree that as referenced in the Office Lease Agreement, Page 2, Paragraph K, the broker involved in this Third Amendment to Lease transaction shall be Andrew Ewald of Cassidy Turley BRE Commercial.

7.           Full Force and Effect.  Except as expressly modified hereby, the Office Lease Agreement shall remain unchanged and in full force and effect.  All references, herein and in the Office Lease Agreement, First Amendment, and Second Amendment shall mean, unless the context clearly indicates to the contrary as amended by this Third Amendment.  Defined terms used herein shall have the meaning set forth in the Office Lease Agreement, unless a contrary meaning is contained in the First Amendment, Second Amendment, or in this Third Amendment.

8.           No Oral Agreements.  The Office Lease Agreement, the First Amendment, Second Amendment, and this Third Amendment contain all of the agreements of the parties with respect to the matters set forth herein, except for those terms and conditions, incorporated herein by reference.  There are no oral agreements or understandings between the parties hereto affecting the Office Lease Agreement, the First Amendment, Second Amendment, or this Third Amendment.  Neither the Office Lease Agreement, the First Amendment, Second Amendment, nor this Third Amendment can be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement or any waiver, change, modification or discharge is sought.

9.           Successors and Assigns.  This Office Lease Agreement, as amended hereby, shall apply to and bind Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the date first set forth above,

LANDLORD:	Dated: 9/1/2010

LJ BALBOA, LP a California limited partnership

	By:	/s/ Shiva Denghani, Vice President, United Hansel Inc.
Kathleen Nelson, Controller/Property Manager 444 Camino Del Rio South, Suite 101 San Diego, CA 92108 Notices: Attention to Jan Gilbert/United Hansel Mgmt.

TENANT:	Dated: 9/01/2010

Lessee: DOT VN, INC. a Delaware corporation

	By:	/s/ Lee Johnson
Lee Johnson, President 9449 Balboa Avenue, Suite 114 San Diego, CA 92123